UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008

KANSAS CITY SOUTHERN
(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)
427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(816) 983 - 1303
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Exhibit 99.1 is being amended to correct two dates (2008 vs. 2007) on the Form 8-K filed earlier today, April 24, 2008.
Item 2.02
Kansas City Southern (the “Company”, “KCS”) is furnishing under Item 2.02 of this Current Report on Form 8-K, the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated April 24, 2008, announcing the Company’s first quarter 2008 earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s first quarter 2008 analyst presentation and conference call.
The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)
Press Release dated April 24, 2008, issued by Kansas City Southern entitled “KCS First Quarter 2008 Revenues, Operating Income and Operating Ratio Improve; EPS up 86% over Prior Year”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

April 24, 2008	By: Name:	/s/ Michael K. Borrows Michael K. Borrows
	Title:	Senior Vice President & Chief Accounting Officer (Principal Accounting Officer)